UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

October 28, 2004

TRC COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9947	06-0853807
(State of Other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Waterside Crossing, Windsor, Connecticut		06095
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(860) 298-9692

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 28, 2004, TRC Companies, Inc. issued a news release announcing its financial results for the fiscal quarter ended September 30, 2004.  A copy of the news release is attached hereto as Exhibit 99.1 to this report.  This information shall be deemed “filed” for purposes of the Securities and Exchange Act of 1934, as amended.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

99.1               News Release titled “TRC Reports Fiscal 2005 First Quarter Operating Income Increased 19%”, dated October 28, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2004		TRC Companies, Inc.

	By:	/s/	Harold C. Elston, Jr.
Harold C. Elston, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release, dated October 28, 2004, issued by TRC Companies, Inc. announcing its financial results for the fiscal quarter ended September 30, 2004.